                                                                   EXHIBIT 10.24
                            [LOGO OF IMPERIAL BANK]

                                     NOTE

$150,000.00                San Francisco, California                July 3, 1997

On July 2, 1999, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its San Francisco Regional office, the principal sum of $150,000.00 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance [_] at the rate of ____% per year [X] at the rate of 2.000% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable [X] monthly [_] quarterly [_] included with principal [X] in addition to principal [_] beginning August 2, 1997, and if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. [X] (If checked), Principal shall be payable in installments of $2,500.00, or more, each installment on the 2nd day of each month, beginning August 2, 1997. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments of extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

[X] If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment, but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

                                       Anchor Pacific Underwriters, Inc.,
                                       a Delaware corporation
-----------------------------------    -----------------------------------------

                                       BY
------------------------------------   -----------------------------------------


------------------------------------   -----------------------------------------

[_] (initial here)
Subject to terms, conditions and limitations contained in the Credit Agreement dated July 3, 1997. A default under any obligation of Obligor to Bank shall be considered a

                            [LOGO OF IMPERIAL BANK]
                                  Member FDIC

                     CORPORATE RESOLUTION REGARDING CREDIT

OFFICE:  San Francisco Regional       ADDRESS:  456 Montgomery Street
                                                San Francisco, California 94104

        RESOLVED, that ANCHOR PACIFIC UNDERWRITERS, INC., a Delaware corporation borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of Six Hundred Thousand and No/100 DOLLARS ($600,000.00), in addition to such amount as may be otherwise authorized;

        RESOLVED FURTHER, that any   1   of the following named officers
                                   ----
                               (Specify Number)

        James R. Durathan             the         President/CEO
--------------------------------              ----------------------------------
        Earl Wiklund                  the         Secretary/CFO
--------------------------------              ----------------------------------

--------------------------------      the     ----------------------------------

--------------------------------      the     ----------------------------------

--------------------------------      the     ----------------------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;
     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;
     RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;
     RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;
     RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing form this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above named persons shall be binding on this corporation.

     I, Earl Wiklund, Secretary of the above named corporation, duly organized
        ------------
and existing under the laws of the State of Delaware, do hereby certify that
                                            --------
the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation.
     I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution,


     EXECUTED ON July 3, 1997

              AUTHORIZED SIGNATURES:
              ----------------------


Signature: ___________________________
           James R. Dunathan

Signature: ___________________________       __________________________________
           Earl Wiklund                                           (Secretary)
                                                  Earl Wiklund
Signature: ___________________________

Signature: ___________________________

Signature: ___________________________

                         [LETTERHEAD OF IMPERIAL BANK]

456 MONTGOMERY STREET
-------------------------
SAN FRANCISCO, California
-------------

Subject: CREDIT TERMS AND CONDITIONS ("AGREEMENT")

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A. Borrower represents and warrants that:
   1. EXISTENCE AND RIGHTS, Company is a [ ] sole proprietor.
                                             or individual.
                                         [ ] partnership.
                                         [X] corporation.

If a partnership or corporation, Borrower is duly organized and existing and in good standing under the laws of the State of CALIFORNIA (if a corporation,
                                             ----------
without limit as to the duration of its existence) and is authorized and in good standing to do business in the State of California. Company has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity, except
HARDEN & COMPANY INSURANCE SERVICES, INC., PUTNAM, KNUDSEN & WIEKING, INC.,
--------------------------------------------------------------------------------
BENEFIT RESOURCES, INC., PLANNED BENEFIT SERVICES, INC. ANCHOR PACIFIC PREMIUM
--------------------------------------------------------------------------------
FINANCE COMPANY, INC.
--------------------------------------------------------------------------------

   2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

   3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

   4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

   5. FINANCIAL CONDITION.  The balance sheet of Borrower as of 5/31/97, and the
                                                                -------
related profit and loss statement for the FIVE MONTHS ended on that date, a copy
                                          -----------
of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

   6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
C.3 hereof.

   7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

                                 July 3, 1997
                                 ------------

BORROWER: ANCHOR PACIFIC UNDERWRITERS, INC.
          ----------------------------------------------------------------------
          1800 SUTTER ST, CONCORD, CA. 94520
          ----------------------------------------------------------------------

   8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

   9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

   1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

   2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar business.

   3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:
       (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and
       (b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

   4. NET WORTH AND WORKING CAPITAL. Maintain a tangible net worth (meaning the excess of all assets, excluding any value for good will, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, over its liabilities) of not less than $ 650,000 ;
                                                           --------
maintain net current assets (i.e., working capital) of not less than $ n/a ;
                                                                       ---
and maintain a ratio of current assets to current liabilities of not less than n/a to n/a ; all as computed and determined in accordance with generally
---    ---
accepted accounting principles on a basis consistently maintained by Borrower.

   5. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you;

       (a) As soon as available, and in any event within 15 DAYS days after the
                                                         -------
       close of each MONTH of each fiscal year of Borrower, commencing with the
                     -----
       MONTH next ending, a balance sheet, profit and loss statement and
       -----
       reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;
       (b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of audit of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the [X] unqualified [ ] qualified opinion of accountants satisfactory to you, or [ ] no third party opinion required.

     (c) Within 90 days after the end of each fiscal year of Borrower, a certificate of chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Letter of inducement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or, if any such event has occurred or any such condition exists, specifying the nature thereof;
     (d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;
     (e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and
     (f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.
     (g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

   1. TYPE OF BUSINESS; MANAGEMENT; EXECUTIVES' COMPENSATION. Make any substantial change in the character of its business; or make any change in its executive management; or allow the salary, bonuses or other compensation of any of its executives, to exceed $ 500,000 per annum in the aggregate.
                             ---------

   2. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except obligations now existing as shown in financial statement dated 5/31/97, excluding those
                                                   -------
being refinanced by your bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

   3. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in your favor.

   4. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

   5. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.


    See Addendum A attached                            INITIAL
                                                        HERE


   6. DIVIDENDS, STOCK PAYMENTS. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock; except, however, Borrower may pay a cash dividend to its shareholders in an amount not to exceed 0 % of net after
                                                               -
tax earnings for such dividend period.

   7. CAPITAL EXPENDITURES. Make or incur obligations for capital expenditures in excess of $ 200,000 in the period from the date hereof 12/31/97 or in excess
               -------                                    --------
of $ 500,000 in any one fiscal year thereafter.
     -------

   8. LEASE LIABILITY. Make or incur liability for payments of rent under leases of real property in excess or 900,000 and personal leases of property in excess
                              -------
of 400,000 in any one fiscal year.
   -------

D. The occurrence of any one of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

   1. FAILURE TO PAY NOTE. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to you.

   2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

   3. BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

   4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

   5. JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 10 days or in any event later that five days prior to the date of any proposed sale thereunder.

   6. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E. MISCELLANEOUS PROVISIONS.

   1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.




                                   Anchor Pacific Underwriters, Inc.
                                   ---------------------------------------------

                                   By /s/ JAMES R. DUNATHAN
                                   ---------------------------------------------
                                            (Signature and Title)

                                   By /s/ EARL WIKLUND
                                   ---------------------------------------------
                                            (Signature and Title)

                       Anchor Pacific Underwriters, Inc.         Initial
                 Credit Terms & Conditions Dated July 3, 1997      Here
                                   ADDENDUM                        [  ]



Other Terms and Conditions:

                On an annual basis, earnings before Interest, Taxes, Depreciation and Amortization shall cover principal and interest of the current portions of long term debt and capitalized lease obligations a minimum of 1.5 xs.

                Company to provide unqualified audited financial statements and 10K report within 90 days of the close of its fiscal year end.

                On a monthly basis, Borrower, must achieve at least 80% of their budget goals for earnings before depreciation and amortization based on the company's June 1997 forecast.

                The company's Arizona deposits to be transferred to Imperial
                Bank.


Anchor Pacific Underwriters, Inc.


By: /s/ James R. Dunathan  Date: 7-3-97       /s/ Earl Wiklund   Date: 7-3-97
    ---------------------        ------       ----------------         ------
    James R. Dunathan                         Earl Wiklund
    President & CEO                           Chief Financial Officer